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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.)

Check the appropriate box:

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Preliminary information statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))

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Definitive information statement

Nucotec, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, schedule or registration statement no.:

(3)
Filing party:

(4)
Date filed:

NUCOTEC, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF NUCOTEC, INC.:

        NOTICE IS HEREBY GIVEN to you as a stockholder of record of Nucotec, Inc., a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this Information Statement to you. The Written Consent authorizes the following corporate actions:

        1.     The election of three Directors for a term of one year or until their successors are duly elected and qualified;

        2.     The authorization of the Company's Stock Option Plan; and

        3.     The ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2003.

        Because execution of the Written Consent was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

        The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

        The Board of Directors has fixed the close of business on May 21, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about June 16, 2003 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

        PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ELECTION OF DIRECTORS, AUTHORIZATION OF OUR STOCK OPTION PLAN, AND REAPPOINTMENT OF ACCOUNTANTS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

NUCOTEC, INC.
INFORMATION STATEMENT ON SCHEDULE 14C
PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 6,080,000; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership(2)		Percent Ownership
Earl T. Shannon, President, Director	2,759,000	(3)	45.4%
Steven W. Hudson, Secretary, Director	2,759,000	(4)	45.4%
Scott W. Bodenweber, Chief Financial Officer, Director	516,000	(5)	8.5%
All directors and executive officers as a group (3 individuals)	6,034,000		99.3%

(1)
C/o the Company's address unless otherwise noted.

(2)
Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3)
Includes shares held in the name of Winthrop Venture Management, Inc., Alpine Mercantile, Inc., ESHA, Inc., and Don Marcos Trading Company.

(4)
Includes shares held in the name of Lady Jean Charters, Inc., Briland Properties, Inc., Mustang Properties, Inc., and Dunmore Properties, Ltd.

(5)
Includes shares held in the name of Briland Properties, Inc., Mustang Properties, Inc., and Dunmore Properties, Ltd.

ELECTION OF DIRECTORS

        Three Directors were elected for the ensuing year or until their successors are duly elected and qualified.

Name	Age
Earl T. Shannon	35
Steven W. Hudson	33
Scott W. Bodenweber	31

        The consent of a majority of the voting shares of the Company was given for the election of the directors listed above.

DIRECTORS AND EXECUTIVE OFFICERS

        Earl T. Shannon, President, Director.    Mr. Shannon has been an Officer and Director of both Nucotec and Salty's Warehouse since the inception of each company. Additionally, Mr. Shannon was an Officer and Director of PageActive Holdings, Inc. from June 8, 1999 to July 11, 2001, during which time PageActive Holdings, Inc. was a "blank check company"- a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified company or companies. From January 1997 and continuing through the present, Mr. Shannon has been the President of Winthrop Venture Management, Inc., an investment management company based in Fort Lauderdale, Florida. Winthrop Venture Management, Inc. currently owns approximately 37.8% of our outstanding common stock. Winthrop Venture Management, Inc. is also the General Partner of the Winthrop Venture Fund, Ltd., a private investment fund.

        Steven W. Hudson, Secretary, Director.    Mr. Hudson has been an Officer and Director of Nucotec since its inception. Mr. Hudson has served as Vice President of Salty's Warehouse since March 15, 1999. Additionally, Mr. Hudson has served as President and CEO of International Yacht Collection since May 1999. International Yacht Construction specializes in new construction, brokerage, charter, crew placement and yacht management for vessels 80 feet long and over. Since June 1997, Mr. Hudson also has served as President and CEO of Hudson Capital Group, a private investment firm. From August 1995 through May 1999, Mr. Hudson served as Division Vice President for Republic Services, Inc., a leading provider of environmental services for commercial, industrial, municipal and residential customers. From September 1991 through August 1995, Mr. Hudson held various positions with Hudson Management Corp, a holding company for several solid waste services companies located in Florida. Mr. Hudson graduated from Southern Methodist University with a Bachelor of Arts degree in Business Economics.

        Scott W. Bodenweber, Chief Financial Officer, Director.    Mr. Bodenweber has been an Officer and Director of Nucotec since its inception. From June 1997 and continuing through the present, Mr. Bodenweber has been the Controller of Hudson Capital Group, an investment firm in Fort Lauderdale, FL. From February 1995 through May 1997, he was employed with Keefe, McCullough & Co., a CPA firm in Ft Lauderdale, FL. Mr. Bodenweber graduated from Florida State University in 1994 with Bachelor of Science Degrees in both Accounting and Finance. He is a licensed Certified Public Accountant in the State of Florida.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

        There currently are no committees of the Board of Directors.

        The Board of Directors held one meeting in fiscal 2002. All Directors attended at least 75% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION.

        All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

        The following table sets forth the total compensation earned by or paid to our Chief Executive Officer and our other most highly compensated executive officers for the fiscal years ended December 31, 2002 and December 31, 2001.

LONG TERM COMPENSATION
		ANNUAL COMPENSATION						Awards			Payouts
	Year	Salary($)		Bonus($)		Other Annual Compensation($)		Restricted Stock Awards($)		Securities Underlying Options/SARs(#)	LTIP Payouts($)		All Other Compensation($)
Earl T. Shannon, President	2002 2001	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	0 0	$ $	0 0	$ $	0 0
Steven W. Hudson, Secretary	2002 2001	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	0 0	$ $	0 0	$ $	0 0
Scott W. Bodenweber, CFO	2002 2001	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	0 0	$ $	0 0	$ $	0 0

        None of our officers or directors is currently receiving any compensation for their services. We have not issued any options or SAR grants since our inception.

2003 Plan

        Our Board of Directors adopted the 2003 Incentive and Nonstatutory Stock Option Plan (the "2003 Plan") on May 1, 2003. Under the 2003 Plan, 5,000,000 shares of common stock have been authorized for issuance as Incentive Stock Options or Nonstatutory Stock Options. The 2003 Plan anticipates qualifying under Section 423 of the Internal Revenue Code of 1986, as an "employee stock purchase plan." Under the 2003 Plan, options may be granted to our key employees, officers, directors or consultants.

        The purchase price of the common stock subject to each Incentive Stock Option shall not be less than the fair market value (as determined in the 2003 Plan), or in the case of the grant of an Incentive Stock Option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each Nonstatutory Stock Option shall be determined at the time such option is granted, but in no case less than 100% of the fair market value of such shares of common stock at the time such option is granted.

        The 2003 Plan shall terminate 10 years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2003 Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, and no option shall be granted after termination of the 2003 Plan. Subject to certain restrictions, the 2003 Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

        The consent of a majority of the voting shares of the Company was given for the approval of the 2003 Plan by written consent on May 1, 2003. Two million five hundred thousand options have been issued under the 2003 Plan as of the date hereof.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS FOR FISCAL 2003

        The Company has retained Stonefield Josephson, Inc. as its independent public accountants for the fiscal year ending December 31, 2003 has been the independent accountants for the Company for the past year and has no financial interest, either direct or indirect, in the Company.

        The following table presents fees for the professional audit services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by Stonefield Josephson, Inc. for fiscal year 2002.

Audit fees	$9,000
All other fees	$12,500
Total fees	$21,500

        The entry for "All other fees" in the table above consists of $11,000 for review of the Company's quarterly reports, registration statement and audit of the prior years and $1,500 for review of the Company's other documents and tax return preparation.

        The consent of a majority of the voting shares of the Company was given for the ratification of Stonefield Josephson, Inc. as the Company's independent public accountants.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

        The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2004 annual meeting of stockholders is expected to be held on or about May 1, 2004, and proxy materials in connection with that meeting are expected to be mailed on or about April 1, 2004. Proposals of stockholders of the Company that are intended to be presented at the Company's 2004 annual meeting must be received by the Company no later than December 1, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during its 2002 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2003 is also incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Earl T. Shannon, Nucotec, Inc., 1080 S.E. 3rd Avenue Fort Lauderdale, FL 33316 or on the Internet at www.sec.gov from the SEC's EDGAR database.

By Order of the Board of Directors
/s/ EARL T. SHANNON BY: Earl T. Shannon, President

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NUCOTEC, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS HELD BY MAJORITY WRITTEN CONSENT
NUCOTEC, INC. INFORMATION STATEMENT ON SCHEDULE 14C PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2003
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
ANNUAL REPORT